UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously announced, Adaptimmune Therapeutics plc (the “Company”) has voluntarily decided to issue the reports required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on domestic company forms starting January 1, 2016.  The Company has also changed its fiscal year from a June 30 to a December 31 fiscal year and as previously announced will file a Form 20-F transition report for the transition period from July 1, 2015 to December 31, 2015 by March 31, 2016 (the deadline required by the Exchange Act).

Item 8.01.                                        Other Events.

On January 7, 2016, the Company issued a press release announcing that Professor P. Julian Dyson, Ph.D. has joined the Company as the head of the Autoimmune Group with responsibility for leading the expansion of the Company’s T-cell therapy development activities to target certain autoimmune diseases.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: January 8, 2016	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 7, 2016.